SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): September 19, 2003
                                                  -------------------

                             Warrantech Corporation
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-13084                13-3178732
-----------------------------   ------------------------   ---------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

    2220 Highway 121, Suite 100, Bedford, Texas                   76021
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code: 800-544-9510

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ITEM 5. Other Events.

         On September 19, 2003, Warrantech Corporation (the "Company") issued a press release announcing that the Board of Directors has received a proposal by its founder -- Mr. Joel San Antonio -- for taking the company private and has appointed a special committee to evaluate the proposal and all other alternatives which are in the best interest of the shareholders. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be `filed," with the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 7.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         99.1     Press Release of Warrantech  Corporation  dated  September 19,
                  2003.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WARRANTECH CORPORATION
                                                (Registrant)

Date:  September 19, 2003                       By: /s/ Richard F. Gavino
                                                    ---------------------------
                                                    Richard F. Gavino
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


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 Exhibit #                                  Description                                          Page #
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
   99.1          Press Release of Warrantech Corporation dated September 19, 2003.                 4
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